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Exhibit 10.14

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of August 8, 2007, by and among (i) KKR FINANCIAL HOLDINGS LLC, a Delaware limited liability company ("KKR Financial"), KKR FINANCIAL CORP., a Maryland corporation ("KKR Financial Corp.") KKR TRS HOLDINGS, INC., a Delaware corporation ("KKR TRS"), KKR TRS HOLDINGS, LTD., a Cayman Islands company ("KKR TRS LTD"), KKR FINANCIAL HOLDINGS II, LLC, a Delaware limited liability company ("KKR Holdings II"), KKR FINANCIAL HOLDINGS III, LLC, a Delaware limited liability company ("KKR Holdings III"), KKR FINANCIAL HOLDINGS, INC., a Delaware corporation ("KKR Holdings"), and KKR FINANCIAL HOLDINGS, LTD., a Cayman Islands company ("KKR Holdings LTD," and collectively with KKR Financial, KKR Financial Corp., KKR TRS, KKR TRS LTD, KKR Holdings II, KKR Holdings III and KKR Holdings, the "Borrowers" and each, individually, a "Borrower"), (ii) each lender party hereto (collectively, the "Lenders" and individually, a "Lender"), and (iii) BANK OF AMERICA, N.A., as Administrative Agent and Swingline Lender.

        WHEREAS, the Borrowers, the Lenders and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement, dated as of May 4, 2007 (the "Credit Agreement;" capitalized terms used herein and not defined to have the meanings ascribed to such terms in the Credit Agreement); and

        WHEREAS, the Borrowers, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

        Section 1.    Amendment to Credit Agreement.    The parties hereto agree that, effective as of the date hereof, Section 7.05(b) of the Credit Agreement shall be amended to read as follows:

    "(b)    Dispositions of residential real estate assets of the Borrowers (including, without limitation, the Disposition of mortgage-backed securities), so long as no Default or Event of Default has occurred and is continuing or would be caused thereby; provided, however that, to the extent any such residential real estate assets constitute Collateral, Borrowers shall comply with the Security Documents with respect to any Dispositions thereof;".

        Section 2.    Conditions Precedent.    The effectiveness of this Amendment is subject to receipt by the Administrative Agent of an original counterpart of this Amendment duly executed by each of the Borrowers, Required Lenders and the Administrative Agent.

        Section 3.    Effect of Amendment.

        (a)   Except as specifically modified by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed by the parties hereto and remain in full force and effect.

        (b)   Each of the Borrowers, the Administrative Agent and each Lender agrees that this Amendment shall constitute a Loan Document and, upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

        Section 4.    Expenses.    The Borrower shall reimburse the Administrative Agent upon demand for all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and any other agreements and documents executed and delivered in connection herewith.

        Section 5.    Successors and Assigns.    The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        Section 6.    GOVERNING LAW.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

        Section 7.    Effect.    Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

        Section 8.    Counterparts; Integration.    This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

2

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Second Amended and Restated Credit Agreement to be executed as of the date first above written.

KKR FINANCIAL HOLDINGS LLC
By:	/s/ Andrew J. Sossen Name: Andrew J. Sossen Title: Authorized Signatory
KKR FINANCIAL HOLDINGS II, LLC
By:	/s/ Andrew J. Sossen Name: Andrew J. Sossen Title: Authorized Signatory
KKR FINANCIAL HOLDINGS III, LLC
By:	/s/ Andrew J. Sossen Name: Andrew J. Sossen Title: Authorized Signatory
KKR FINANCIAL HOLDINGS, INC.
By:	/s/ Andrew J. Sossen Name: Andrew J. Sossen Title: Authorized Signatory
KKR FINANCIAL HOLDINGS, LTD.
By:	/s/ Geoffrey M. Jones Name: Geoffrey M. Jones Title: Authorized Signatory
KKR FINANCIAL CORP.
By:	/s/ Geoffrey M. Jones Name: Geoffrey M. Jones Title: Authorized Signatory
KKR TRS HOLDINGS, INC.
By:	/s/ Geoffrey M. Jones Name: Geoffrey M. Jones Title: Authorized Signatory
KKR TRS HOLDINGS, LTD.
By:	/s/ Geoffrey M. Jones Name: Geoffrey M. Jones Title: Authorized Signatory

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Alexa B. Bradford Name: Alexa B. Bradford Title: Senior Vice President

BANK OF AMERICA, N.A., as a Lender, and Swingline Lender
By:	/s/ Alexa B. Bradford Name: Alexa B. Bradford Title: Senior Vice President

CITIGROUP GLOBAL MARKETS INC., as a Syndication Agent
By:	/s/ Alexander F. Duka Name: Alexander F. Duka Title: Managing Director/Senior Credit Officer

CITICORP NORTH AMERICA, INC., as a Lender
By:	/s/ Alexander F. Duka Name: Alexander F. Duka Title: Managing Director/Senior Credit Officer

BANK OF NOVA SCOTIA, as a Lender
By:	/s/ John Morale Name: John Morale Title: Managing Director

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ Thomas Cantello Name: Thomas Cantello Title: Director
By:	/s/ James Neira Name: James Neira Title: Associate

GOLDMAN SACHS & CO. INC., as a Lender
By:	/s/ David J. Rosenblum Name: David J. Rosenblum Title: Managing Director

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Howard Lee Name: Howard Lee Title: Authorized Signatory

COMMERZBANK AKTIENGESELLSCHAFT, as a Lender
By:	/s/ William M. Earley Name: William M. Earley Title: Senior Vice President
By:	/s/ Joseph I. Hayes Name: Joseph I. Hayes Title: Vice President

FORTIS CAPITAL CORP., as a Lender
By:	/s/ Barry Chung Name: Barry Chung Title: Senior Vice President
By:	/s/ William Koster Name: William Koster Title: Director

MIZUHO CORPORATE BANK, LTD., as a Lender
By:	/s/ James R. Fayen Name: James R. Fayen Title: Deputy General Manager

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Karen Hanke Name: Karen Hanke Title: Director

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH, as a Lender
By:	/s/ Larry Jen-Yu Lai Name: Larry Jen-Yu Lai Title: SAVP & Deputy General Manager

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  Exhibit 10.14
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT